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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 24, 2006
                                                           ------------

                              Alleghany Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                         1-9371                 51-0283071
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

  7 Times Square Tower, 17th Floor, New York, New York             10036
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        (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (212) 752-1356
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

     On May 24, 2006, Alleghany Corporation issued a press release on the subject of the closing of the initial public offering of the common stock of its subsidiary Darwin Professional Underwriters, Inc. and exercise of the over-allotment option. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

     99.1 Press release announcing the closing of the initial public offering of common stock of Darwin Professional Underwriters, Inc. and exercise of over-allotment option


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ALLEGHANY CORPORATION


Date:  May 24, 2006                      By:  /s/ Jerry G. Borrelli
                                              --------------------------
                                              Name:  Jerry G. Borrelli
                                              Title: Vice President


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                                Index to Exhibits


Exhibit Number                    Exhibit Description
--------------                    -------------------
     99.1 Press release announcing the closing of the initial public offering of common stock of Darwin Professional Underwriters, Inc. and exercise of over-allotment option